SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report NOVEMBER 12, 1999

                           THE SPORTS AUTHORITY, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                       1-13426                 36-3511120
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(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

3383 N. State Road 7, Ft. Lauderdale, Florida                         33319
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 (Address of principal executive offices)                           (Zip Code)

                                 (954) 735-1701
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              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

         On November 9, 1999, the Company's Board of Directors elected Martin E. Hanaka as Chairman of the Board, effective immediately. Mr. Hanaka will continue to serve as Chief Executive Officer, a position he has held since September 1998. The news release is attached hereto as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) The following exhibits are filed with this report:

               99          News Release, dated November 11, 1999.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            THE SPORTS AUTHORITY, INC.

Date:  November 12, 1999                    By: /S/ GEORGE MIHALKO
                                                --------------------------------
                                                George Mihalko
                                                Executive Vice President and
                                                Chief Financial Officer
                                                (Principal Financial Officer)

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                                  EXHIBIT INDEX

EXHIBIT
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  99        News Release dated November 11, 1999.